UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2011

Cornerstone Therapeutics Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50767	04-3523569
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, North Carolina		27518
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-678-6611

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

Cornerstone Therapeutics Inc. hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2011, as previously amended on January 12, 2012 (the “Original Form 8-K”) pursuant to Instruction 2 to Item 5.02 of Form 8-K to disclose a committee appointment and related information that was not determined or available at the time of filing the Original Form 8-K. Item 5.02 of the Original Form 8-K is amended and restated as set forth below. There are no other changes to the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2011, the Board of Directors (the “Board”) of Cornerstone Therapeutics Inc. (the “Company”) appointed James Harper to serve as a director, effective immediately.

There is no arrangement or understanding between Mr. Harper and any other persons pursuant to which he was to be appointed as a director, and Mr. Harper is not, has not been, and is not currently proposed to be a participant in any related person transactions with the Company or any related person that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Harper will be compensated in accordance with the Company’s Amended and Restated Non-Employee Director Compensation and Reimbursement Policy, which (i) is described under the heading Director Compensation for Fiscal 2010 in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2011 and (ii) was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. Pursuant to this policy and in connection with his appointment to the Board, on December 1, 2011, Mr. Harper was granted an option to purchase up to 20,000 shares of the Company’s common stock.

At the time of Mr. Harper’s appointment to the Board, it had not been determined on which committees of the Board Mr. Harper would serve.

On January 6, 2012, the Board appointed Mr. Harper to serve as chairman of the Investment Committee of the Board, effective immediately. The Board established the Investment Committee to take actions on behalf of the Board when considered necessary to facilitate the identification, review and negotiation of various merger, acquisition, financing and licensing transactions, and to make recommendations for action by the full Board with respect to such transactions. As of January 6, 2012, the members of the Investment Committee were Mr. Harper as Chairman, Anton Giorgio Failla and Michael Heffernan.

As of the date of Mr. Harper’s appointment to the Investment Committee, the Board had not determined whether Mr. Harper would be appointed to any additional Board committees. On October 15, 2012 the Board appointed Mr. Harper to serve as a member of the Compensation Committee of the Board, effective immediately. As of October 15, 2012, the members of the Compensation Committee are Michael Heffernan as Chairman, Dr. Laura Shawver and Mr. Harper.

A copy of the press release announcing Mr. Harper’s appointment to the Board is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone Therapeutics Inc.

October 19, 2012	By:	/s/ Andrew K. W. Powell

Name: Andrew K. W. Powell
Title: Executive Vice President, General Counsel and Secretary